    1400 Toastmaster Drive, Elgin, Illinois 60120 (847) 741-3300 www.middleby.com
The Middleby Corporation Reports Second Quarter Results
•Q2 2026 results exceeded high end of guidance range for revenue and Adjusted EBITDA
•Organic sales growth of +8% in Commercial Foodservice
•Raises FY 2026 Guidance; Revenue growth of +6-8% in Commercial Foodservice
•Food Processing Spin completed on July 6, 2026
•Repurchased 1.4 million shares (2.9% of shares outstanding) in Q2 2026 and 3.8 million shares (7.8% of shares outstanding) YTD 2026
SECOND QUARTER CONTINUING OPERATIONS HIGHLIGHTS
•All results reflect Food Processing as continuing operations, unless otherwise stated, given reporting of Food Processing historical financials under discontinued operations will be reflected starting in Q3 2026
•Net Sales of $876 million increased 10% over prior year; 6% on organic basis
•Operating income of $148 million as compared to $148 million in prior year, includes $14 million for strategic transaction costs associated with the business portfolio transformation
•Adjusted EBITDA of $193 million as compared to $182 million in prior year
•Diluted GAAP EPS of $1.20 as compared to $1.91 in prior year
•Adjusted EPS of $2.35 as compared to $2.20 in prior year
•Q2 ending net leverage at 2.4x
Elgin, Ill, August 11, 2026 - The Middleby Corporation (NASDAQ: MIDD), a global leader in commercial foodservice solutions, today reported net earnings for the second quarter of 2026.
Tim FitzGerald, CEO of the Middleby Corporation said, "The second quarter marked a transformational milestone for our company as we successfully completed the separation of our Food Processing business and launched Midera as an independent, publicly traded leader in food processing equipment. With this separation, Middleby is now a pure-play commercial foodservice company, focused on driving innovation and growth across the global foodservice industry. Throughout this transformation, we remained committed to disciplined capital allocation, repurchasing approximately 1.4 million shares, or 3% of our outstanding shares, during the second quarter and 8.7 million shares, or 16% of our outstanding shares, over the past six quarters. These actions underscore our confidence in the strength of our business and our commitment to creating long-term shareholder value.”
Tim FitzGerald continued, "We delivered strong second quarter results at our commercial foodservice business with 8% organic growth that was broad-based across channels, customer types, and regions. The strategic investments we have made in recent years are delivering results, and we continue to define the future of commercial foodservice through industry-leading innovation and customer-focused solutions. These results give us great confidence as we begin our journey as a pure-play commercial foodservice leader."
2026 Second Quarter Financial Results
All results presented are on the reported second quarter continuing operations basis, inclusive of Food Processing unless otherwise noted.
•Net sales increased 9.9% in the second quarter over the comparative prior year period. Excluding the impacts of acquisitions and foreign exchange rates, sales increased 6.4% in the second quarter over the comparative prior year period.

•A reconciliation of organic net sales (a non-GAAP measure) by segment is as follows:

($ in millions)	Commercial Foodservice	Food Processing	Total Company
Net Sales	$630.6	$244.9	$875.5

Reported Net Sales Growth	8.6%	13.3%	9.9%
Acquisitions	—%	11.0%	3.0%
Foreign Exchange Rates	0.3%	1.0%	0.5%
Organic Net Sales Growth(1)(2)	8.3%	1.3%	6.4%

(1) Organic net sales growth defined as total sales growth excluding impact of acquisitions and foreign exchange rates.
(2) Totals may be impacted by rounding.
•Adjusted EBITDA (a non-GAAP measure) was $193.2 million in the second quarter compared to $181.6 million in the prior year.
•A reconciliation of organic adjusted EBITDA (a non-GAAP measure) by segment is as follows:

($ in millions)	Commercial Foodservice	Food Processing	Total Company(1)
Adjusted EBITDA	$162.5	$49.8	$193.2

Adjusted EBITDA %	25.8%	20.3%	22.1%
Acquisitions	—%	—%	—%
Foreign Exchange Rates	—%	(0.2)%	—%
Organic Adjusted EBITDA %(2)(3)	25.8%	20.5%	22.2%

(1) Includes corporate and other general company expenses, which impact Segment Adjusted EBITDA, and amounted to $19.2 million.
(2) Organic Adjusted EBITDA defined as Adjusted EBITDA excluding impact of acquisitions and foreign exchange rates.
(3) Totals may be impacted by rounding.
•Operating cash flows during the second quarter amounted to $99.7 million compared to $91.8 million in the prior year. Operating cash flows during the second quarter also include $7.5 million of payments of strategic transaction costs associated with the business portfolio transformation.
•Adjusted EPS excluding Food Processing is estimated to be $1.74 for second quarter compared to $1.40 in the prior year. These are preliminary estimates and will be finalized in Q3 2026 as the company reports the historical Food Processing results within discontinued operations. The growth in Adjusted EPS includes an increase related to organic growth, benefits from share repurchases and a discrete benefit related to foreign currency as part of the separation of the Food Processing business, partially offset by higher interest costs associated with the convertible notes maturity and a higher tax rate. Please reference the guidance section of the earnings release and our earnings slides for further details.
•The total leverage ratio per our credit agreements was 2.4x. The trailing twelve-month bank agreement pro-forma EBITDA was $787.7 million. Post spin the estimated total leverage ratio per our credit agreement was 2.7x.
•Net debt, defined as debt less cash, at the end of the 2026 fiscal second quarter amounted to $1.8 billion as compared to $2.0 billion at the end of fiscal 2025. Our borrowing availability at the end of the second quarter was approximately $2.6 billion.

2026 Outlook
Management also provided the following expectations for the third quarter and full year 2026 for the total company post-spin of the Food Processing business and excluding Residential:

	3rd Qtr, 2026	Full Year 2026
Net sales	$620-$640 M	$2.48-2.53 B
Organic Growth	4%	7%
Adjusted EBITDA(1)	$143-150 M	$572-588 M
Adjusted EPS(2)	$1.67-1.83	$6.73-6.89

(1) Includes corporate and other general company operations.
(2) FY 2026 Adjusted EPS expectation is the sum of the four quarters of Adjusted EPS, please reference earnings slides for further detail on guidance.
Beginning in the third quarter of 2026, the historical financial results of the Food Processing business for periods prior to the spin-off will be reflected in the company’s consolidated financial statements as discontinued operations. The below amounts represent Middleby excluding Food Processing and Residential which are to be considered preliminary and could change as the company finalizes discontinued operations.

	1st Qtr, 2026	2nd Qtr, 2026
Net sales	$616 M	$631 M
Adjusted EBITDA(1)	$139 M	$145 M
Adjusted EPS	$1.55	$1.74

(1) Includes corporate and other general company operations.

	1st Qtr, 2025	2nd Qtr, 2025	3rd Qtr, 2025	4th Qtr, 2025	Full Year 2025
Net sales	$563 M	$581 M	$606 M	$602 M	$2.35 B
Adjusted EBITDA(1)	$130 M	$139 M	$142 M	$140 M	$551 M
Adjusted EPS	$1.47	$1.40	$1.72	$1.52	$6.10

(1) Includes corporate and other general company operations.
Conference Call
The company has scheduled a conference call to discuss the second quarter results at 10 a.m. Eastern/9 a.m. Central Time on August 11th. The conference call is accessible through the Investor Relations section of the company website at www.middleby.com. If website access is not available, attendees can join the conference by dialing (844) 676-5090, or (412) 634-6754 for international access. The conference call will be available for replay from the company’s website.
Cautionary Statement Regarding Forward-Looking Statements
Statements in this press release or otherwise attributable to the company regarding the company's business which are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding our expectations with respect to our future performance and the outcome of our strategic review. The company cautions investors that such statements are estimates of future performance and are highly dependent upon a variety of important factors that could cause actual results to differ materially from such statements. Such factors include variability in financing costs; quarterly variations in operating results; dependence on key customers; international exposure; foreign exchange and political risks affecting international sales; changing market conditions; the impact of competitive products and pricing; the timely development and market acceptance of the company's products; the availability and cost of raw materials; any variation between the preliminary and final historical results of the Food Processing business; and other risks detailed herein and from time-to-time in the company's SEC filings. Any forward-looking statement speaks only as of the date hereof, and the company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.
The Middleby Corporation is a global leader in commercial foodservice solutions. The well-known Middleby brands develop and manufacture a broad portfolio of innovative products for commercial kitchens worldwide. Middleby serves a diverse customer base with equipment and technology offerings that include cooking, warming, beverage, ice and IoT while proudly showcasing its advanced foodservice solutions in five state-of-the-art Middleby Innovation Kitchens across North America and Europe.

Investor relations inquiries:
Rebecca Ellin
SVP of Corporate Development and Investor Strategy
rellin@middleby.com
Media inquiries:
Darcy Bretz
VP of Corporate Communications
dbretz@middleby.com
Kate Schneiderman
Managing Director, ICR
middleby@icrinc.com

THE MIDDLEBY CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
(Amounts in 000’s, Except Per Share Information)
(Unaudited)

	Three Months Ended		Six Months Ended
	2nd Qtr, 2026	2nd Qtr, 2025	2nd Qtr, 2026	2nd Qtr, 2025
Net sales	$875,549	$796,799	$1,715,457	$1,527,422
Cost of sales	540,468	480,697	1,057,186	918,742
Gross profit	335,081	316,102	658,271	608,680
Selling, general and administrative expenses	186,601	167,598	374,898	329,407
Restructuring expenses	732	687	2,271	1,935
Income from continuing operations	147,748	147,817	281,102	277,338
Interest expense and deferred financing amortization, net	25,969	20,256	51,449	39,077
Net periodic pension benefit	(2,428)	(1,601)	(4,857)	(3,117)
Other (income)/expense, net	(2,177)	2,128	(4,798)	3,088
Earnings from continuing operations before income taxes	126,384	127,034	239,308	238,290
Provision for income taxes	43,275	25,368	70,915	51,561
Earnings from continuing operations before equity in net losses of affiliate	83,109	101,666	168,393	186,729
Equity in losses of affiliate, net of tax	(28,895)	—	(28,895)	—
Net earnings from continuing operations	54,214	101,666	139,498	186,729
Earnings/(loss) from discontinued operations, net of tax	598	4,290	(134,759)	11,579
Net earnings	$54,812	$105,956	$4,739	$198,308

Net earnings/(loss) per share(1):
Basic from continuing operations	$1.20	$1.93	$3.01	$3.52
Basic from discontinued operations	0.01	0.08	(2.91)	0.22
Basic earnings per share	$1.21	$2.01	$0.10	$3.73

Diluted from continuing operations	$1.20	$1.91	$3.01	$3.47
Diluted from discontinued operations	0.01	0.08	(2.91)	0.21
Diluted earnings per share	$1.21	$1.99	$0.10	$3.68

Weighted average number of shares
Basic	45,326	52,616	46,279	53,105
Diluted	45,343	53,154	46,293	53,888

(1) Earnings/(loss) per share amounts for continuing operations and discontinued operations are calculated independently and may not sum to total earnings per share due to rounding.

THE MIDDLEBY CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in 000’s)
(Unaudited)

	Jul 4, 2026	Jan 3, 2026
ASSETS
Cash and cash equivalents	$159,178	$222,239
Accounts receivable, net	601,178	573,039
Inventories, net	737,633	692,589
Prepaid expenses and other	111,222	111,176
Prepaid taxes	22,761	41,159
Current assets held for sale - discontinued operations	11,836	1,102,441
Total current assets	1,643,808	2,742,643
Property, plant and equipment, net	423,052	431,622
Goodwill	1,794,299	1,799,649
Other intangibles, net	1,030,987	1,061,192
Long-term deferred tax assets	6,729	8,209
Pension benefits assets	112,235	106,444
Equity method investment	109,724	—
Note receivable	86,879	—
Other assets	152,940	165,407
Total assets	$5,360,653	$6,315,166

LIABILITIES AND STOCKHOLDERS' EQUITY
Current maturities of long-term debt	$44,101	$44,420
Accounts payable	224,281	206,666
Accrued expenses	549,383	574,810
Current liabilities held for sale - discontinued operations	9,522	242,335
Total current liabilities	827,287	1,068,231
Long-term debt	1,935,423	2,128,582
Long-term deferred tax liability	212,184	156,723
Accrued pension benefits	7,308	7,629
Other non-current liabilities	168,497	177,772
Stockholders' equity	2,209,954	2,776,229
Total liabilities and stockholders' equity	$5,360,653	$6,315,166

THE MIDDLEBY CORPORATION
NON-GAAP SEGMENT INFORMATION
(Amounts in 000’s, Except Percentages)
(Unaudited)

	Commercial Foodservice	Food Processing	Total Company(1)
Three Months Ended July 4, 2026
Net sales	$630,613	$244,936	$875,549
Segment income from continuing operations	$143,564	$43,978	$147,748
Income from continuing operations % of net sales	22.8%	18.0%	16.9%
Depreciation	7,302	4,197	12,040
Amortization	10,558	2,541	13,099
Restructuring expenses	571	161	732
Acquisition related adjustments	(297)	(1,063)	(3,000)
Facility consolidation related expenses	828	—	828
Strategic transaction costs	—	—	14,479
Stock compensation	—	—	7,253
Segment adjusted EBITDA from continuing operations(2)	$162,526	$49,814	$193,179
Adjusted EBITDA from continuing operations % of net sales	25.8%	20.3%	22.1%

Three Months Ended June 28, 2025
Net sales	$580,605	$216,194	$796,799
Segment income from continuing operations	$137,946	$42,679	$147,817
Income from continuing operations % of net sales	23.8%	19.7%	18.6%
Depreciation	6,911	3,095	10,705
Amortization	10,952	2,629	13,581
Restructuring expenses	745	(58)	687
Acquisition related adjustments	37	(2,496)	(2,335)
Strategic transaction costs	—	—	5,591
Stock compensation	—	—	5,590
Segment adjusted EBITDA from continuing operations	$156,591	$45,849	$181,636
Adjusted EBITDA from continuing operations % of net sales	27.0%	21.2%	22.8%

(1) Includes corporate and other general company expenses, which impact Segment Adjusted EBITDA, and amounted to $19.2 million and $20.8 million for the three months ended July 4, 2026 and June 28, 2025, respectively.

(2) Foreign exchange rates favorably impacted Segment Adjusted EBITDA by approximately $0.3 million for the three months ended July 4, 2026.

THE MIDDLEBY CORPORATION
NON-GAAP SEGMENT INFORMATION
(Amounts in 000’s, Except Percentages)
(Unaudited)

	Commercial Foodservice	Food Processing	Total Company(1)
Six Months Ended July 4, 2026
Net sales	$1,246,149	$469,308	$1,715,457
Segment income from continuing operations	$283,230	$78,343	$281,102
Income from continuing operations % of net sales	22.7%	16.7%	16.4%
Depreciation	14,546	7,902	23,540
Amortization	21,181	5,262	26,443
Restructuring expenses	1,260	104	2,271
Acquisition related adjustments	(119)	(374)	(2,133)
Facility consolidation related expenses	828	—	828
Strategic transaction costs	—	—	24,424
Stock compensation	—	—	17,327
Segment adjusted EBITDA from continuing operations(2)	$320,926	$91,237	$373,802
Adjusted EBITDA from continuing operations % of net sales	25.8%	19.4%	21.8%

Six Months Ended June 28, 2025
Net sales	$1,143,322	$384,100	$1,527,422
Segment Income from Continuing Operations	$270,042	$66,189	$277,338
Income from continuing operations % of net sales	23.6%	17.2%	18.2%
Depreciation	13,541	5,986	21,051
Amortization	22,246	5,543	27,789
Restructuring expenses	1,883	52	1,935
Acquisition related adjustments	309	(1,858)	(1,933)
Strategic transaction costs	—	—	9,063
Stock compensation	—	—	7,878
Segment adjusted EBITDA from continuing operations	$308,021	$75,912	$343,121
Adjusted EBITDA from continuing operations % of net sales	26.9%	19.8%	22.5%

(1) Includes corporate and other general company expenses, which impact Segment Adjusted EBITDA, and amounted to $38.4 million and $40.8 million for the six months ended July 4, 2026 and June 28, 2025, respectively.

(2) Foreign exchange rates favorably impacted Segment Adjusted EBITDA by $2.6 million for the six months ended July 4, 2026.

THE MIDDLEBY CORPORATION
NON-GAAP INFORMATION
(Amounts in 000’s, Except Per Share Information)
(Unaudited)

	Three Months Ended
	2nd Qtr, 2026		2nd Qtr, 2025
	$	Diluted per share	$	Diluted per share
Net earnings from continuing operations	$54,214	$1.20	$101,666	$1.91
Amortization(1)	13,724	0.30	15,357	0.29
Restructuring expenses	732	0.02	687	0.01
Acquisition related adjustments	(3,000)	(0.07)	(2,335)	(0.04)
Facility consolidation related expenses	828	0.02	—	—
Net periodic pension benefit	(2,428)	(0.05)	(1,601)	(0.03)
Strategic transaction costs	14,479	0.32	5,591	0.11
Change in fair value of note receivable	(2,693)	(0.06)	—	—
Equity in losses of affiliate, net	28,895	0.64	—	—
Discrete tax impact of Spin related transactions	4,629	0.10	—	—
Income tax effect of pre-tax adjustments	(2,964)	(0.07)	(3,540)	(0.07)
Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings(2)	—	—	—	0.02
Adjusted net earnings from continuing operations	$106,416	$2.35	$115,825	$2.20

Diluted weighted average number of shares	45,343		53,154
Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings(2)	—		(511)
Adjusted diluted weighted average number of shares	45,343		52,643

	Six Months Ended
	2nd Qtr, 2026		2nd Qtr, 2025
	$	Diluted per share	$	Diluted per share
Net earnings from continuing operations	$139,498	$3.01	$186,729	$3.47
Amortization(1)	27,694	0.60	31,362	0.58
Restructuring expenses	2,271	0.05	1,935	0.04
Acquisition related adjustments	(2,133)	(0.05)	(1,933)	(0.04)
Facility consolidation related expenses	828	0.02	—	—
Net periodic pension benefit	(4,857)	(0.10)	(3,117)	(0.06)
Strategic transaction costs	24,424	0.53	9,063	0.17
Change in fair value of note receivable	(4,499)	(0.10)	—	—
Equity in losses of affiliate, net	28,895	0.62	—	—
Discrete tax impact of Spin related transactions	4,629	0.10	—	—
Income tax effect of pre-tax adjustments	(8,817)	(0.19)	(8,059)	(0.15)
Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings(2)	—	—	—	0.06
Adjusted net earnings from continuing operations	$207,933	$4.49	$215,980	$4.07

Diluted weighted average number of shares	46,293		53,888
Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings(2)	—		(769)
Adjusted diluted weighted average number of shares	46,293		53,119

(1) Includes amortization of deferred financing costs and convertible notes issuance costs.
(2) Adjusted diluted weighted average number of shares was calculated based on excluding the dilutive effect of shares to be issued upon conversion of the notes to satisfy the amount in excess of the principal since the company's capped call offsets the dilutive impact of the shares underlying the convertible notes. The calculation of adjusted diluted earnings per share excludes the principal portion of the convertible notes as this will always be settled in cash. Given the settlement of the convertible notes in the third quarter of 2025 the weighted average number of shares will no longer require an adjustment in 2026.

THE MIDDLEBY CORPORATION
NON-GAAP INFORMATION
(Amounts in 000’s)
(Unaudited)

	Three Months Ended		Six Months Ended
	2nd Qtr, 2026	2nd Qtr, 2025	2nd Qtr, 2026	2nd Qtr, 2025
Net Cash Flows Provided By (Used In):
Operating activities(1)	$99,714	$91,761	$187,526	$229,047
Investing activities(2)	(11,649)	(18,101)	544,878	(45,669)
Financing activities	(102,803)	(346,368)	(787,468)	(403,459)

Free Cash Flow
Cash flow from operating activities(1)	$99,714	$91,761	$187,526	$229,047
Less: Capital expenditures(3)	(10,695)	(14,584)	(18,634)	(41,064)
Free cash flow	$89,019	$77,177	$168,892	$187,983

(1) Includes payments of strategic transaction costs of $7.5 million and $15.2 million for the three and six months ended July 4, 2026.
(2) Includes proceeds from sale of 51% interest in Residential Kitchen Equipment Group, net of cash transferred, of $564.6 million for the six months ended July 4, 2026.
(3) Includes purchase of previously leased food processing manufacturing facility for the six months ended June 28, 2025.

THE MIDDLEBY CORPORATION
NON-GAAP INFORMATION(1)
(Amounts in 000’s)
(Unaudited)

	1st Qtr, 2026	2nd Qtr, 2026
Net sales	$839,908	$875,549
Less: Food Processing	(224,372)	(244,936)
Net sales excluding Food Processing	$615,536	$630,613

Income from continuing operations	$133,354	$147,748
Less: Food Processing	(22,685)	(26,850)
Income from continuing operations excluding Food Processing	$110,669	$120,898
Depreciation	7,795	7,843
Amortization	10,623	10,558
Restructuring expenses	1,596	571
Acquisition related adjustments	178	(1,937)
Facility consolidation related expenses	—	828
Stock compensation	8,531	6,004
Adjusted EBITDA from continuing operations excluding Food Processing	$139,392	$144,765

	1st Qtr, 2025	2nd Qtr, 2025	3rd Qtr, 2025	4th Qtr, 2025	Full Year 2025
Net sales	$730,623	$796,799	$807,355	$866,425	$3,201,202
Less: Food Processing	(167,906)	(216,195)	(201,353)	(264,701)	(850,155)
Net sales excluding Food Processing	$562,717	$580,604	$606,002	$601,724	$2,351,047

Income from continuing operations	$129,521	$147,817	$147,718	$149,835	$574,891
Less: Food Processing	(21,547)	(32,783)	(24,088)	(40,939)	(119,357)
Income from continuing operations excluding Food Processing	$107,974	$115,034	$123,630	$108,896	$455,534
Depreciation	7,455	7,610	7,646	8,277	30,988
Amortization	11,294	10,952	10,657	10,654	43,557
Restructuring expenses	1,137	746	349	519	2,751
Acquisition related adjustments	(237)	161	283	(1,878)	(1,671)
Stock compensation	2,001	4,661	(495)	4,699	10,866
Impairments	—	—	—	9,298	9,298
Adjusted EBITDA from continuing operations excluding Food Processing	$129,624	$139,164	$142,070	$140,465	$551,323

(1) These amounts represent Middleby excluding Food Processing and Residential which are to be considered preliminary and could change as the company finalizes discontinued operations.

THE MIDDLEBY CORPORATION
NON-GAAP INFORMATION(1)
(Amounts in 000’s, Except Per Share Information)
(Unaudited)

	1st Qtr, 2026		2nd Qtr, 2026
	$	Diluted per share	$	Diluted per share
Net earnings from continuing operations	$85,284	$1.81	$54,214	$1.20
Less: Food Processing	(18,786)	(0.40)	(8,242)	(0.19)
Net earnings from continuing operations excluding Food Processing	$66,498	$1.41	$45,972	$1.01
Amortization(2)	11,247	0.24	11,183	0.25
Restructuring expenses	1,596	0.03	571	0.01
Acquisition related adjustments	178	—	(1,937)	(0.04)
Facility consolidation related expenses	—	—	828	0.02
Net periodic pension benefit	(2,429)	(0.05)	(2,428)	(0.05)
Change in fair value of note receivable	(1,806)	(0.04)	(2,693)	(0.06)
Equity in losses of affiliate, net	—	—	28,895	0.64
Income tax effect of pre-tax adjustments	(2,267)	(0.04)	(1,425)	(0.04)
Adjusted net earnings from continuing operations excluding Food Processing	$73,017	$1.55	$78,966	$1.74

Diluted weighted average number of shares	47,243		45,343
Adjusted diluted weighted average number of shares	47,243		45,343

(1) These amounts represent Middleby excluding Food Processing and Residential which are to be considered preliminary and could change as the company finalizes discontinued operations.
(2) Includes amortization of deferred financing costs and convertible notes issuance costs.

THE MIDDLEBY CORPORATION
NON-GAAP INFORMATION(1)
(Amounts in 000’s, Except Per Share Information)
(Unaudited)

	1st Qtr, 2025		2nd Qtr, 2025
	$	Diluted per share	$	Diluted per share
Net earnings from continuing operations	$85,063	$1.56	$101,666	$1.91
Less: Food Processing	(15,988)	(0.30)	(37,047)	(0.69)
Net earnings from continuing operations excluding Food Processing	$69,075	$1.26	$64,619	$1.22
Amortization(2)	13,091	0.24	12,728	0.24
Restructuring expenses	1,137	0.02	746	0.01
Acquisition related adjustments	(237)	—	161	—
Net periodic pension benefit	(1,516)	(0.03)	(1,601)	(0.03)
Income tax effect of pre-tax adjustments	(2,844)	(0.05)	(2,744)	(0.05)
Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings(3)	—	0.03	—	0.01
Adjusted net earnings from continuing operations excluding Food Processing	$78,706	$1.47	$73,909	$1.40

Diluted weighted average number of shares	54,621	1.26	53,154
Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings(3)	(1,028)		(511)
Adjusted diluted weighted average number of shares	53,593		52,643

	3rd Qtr, 2025		4th Qtr, 2025
	$	Diluted per share	$	Diluted per share
Net earnings from continuing operations	$94,452	$1.87	$86,086	$1.72
Less: Food Processing	(16,535)	(0.33)	(23,872)	(0.48)
Net earnings from continuing operations excluding Food Processing	$77,917	$1.54	$62,214	$1.24
Amortization(2)	12,725	0.25	11,322	0.23
Restructuring expenses	349	0.01	519	0.01
Acquisition related adjustments	283	0.01	(1,878)	(0.04)
Net periodic pension benefit	(1,597)	(0.03)	(1,580)	(0.03)
Impairments	—	—	9,298	0.19
Income tax effect of pre-tax adjustments	(2,681)	(0.06)	(4,031)	(0.08)
Adjusted net earnings from continuing operations excluding Food Processing	$86,996	$1.72	$75,864	$1.52

Diluted weighted average number of shares	50,521		50,032
Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings(3)	53		—
Adjusted diluted weighted average number of shares	50,574		50,032

(1) These amounts represent Middleby excluding Food Processing and Residential which are to be considered preliminary and could change as the company finalizes discontinued operations.
(2) Includes amortization of deferred financing costs and convertible notes issuance costs.
(3) Adjusted diluted weighted average number of shares was calculated based on excluding the dilutive effect of shares to be issued upon conversion of the notes to satisfy the amount in excess of the principal since the company's capped call offsets the dilutive impact of the shares underlying the convertible notes. The calculation of adjusted diluted earnings per share excludes the principal portion of the convertible notes as this will always be settled in cash.

THE MIDDLEBY CORPORATION
NON-GAAP INFORMATION(1)
(Amounts in 000’s, Except Per Share Information)
(Unaudited)

	Full Year 2025
	$	Diluted per share
Net earnings from continuing operations	$367,267	$7.04
Less: Food Processing	(93,441)	(1.79)
Net earnings from continuing operations excluding Food Processing	$273,826	$5.25
Amortization(2)	49,866	0.96
Restructuring expenses	2,751	0.05
Acquisition related adjustments	(1,671)	(0.03)
Net periodic pension benefit	(6,294)	(0.12)
Impairments	9,298	0.18
Income tax effect of pre-tax adjustments	(12,301)	(0.24)
Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings(3)	—	0.05
Adjusted net earnings from continuing operations excluding Food Processing	$315,475	$6.10

Diluted weighted average number of shares	52,179
Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings(3)	(468)
Adjusted diluted weighted average number of shares	51,711

(1) These amounts represent Middleby excluding Food Processing and Residential which are to be considered preliminary and could change as the company finalizes discontinued operations.
(2) Includes amortization of deferred financing costs and convertible notes issuance costs.
(3) Adjusted diluted weighted average number of shares was calculated based on excluding the dilutive effect of shares to be issued upon conversion of the notes to satisfy the amount in excess of the principal since the company's capped call offsets the dilutive impact of the shares underlying the convertible notes. The calculation of adjusted diluted earnings per share excludes the principal portion of the convertible notes as this will always be settled in cash.

USE OF NON-GAAP FINANCIAL MEASURES
The company supplements its consolidated financial statements presented on a GAAP basis with this non-GAAP financial information to provide investors with greater insight, increase transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision-making. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures prepared in accordance with GAAP, and the financial results prepared in accordance with GAAP and reconciliations from these results should be carefully evaluated. In addition, the non-GAAP financial measures included in this press release do not have standard meanings and may vary from similarly titled non-GAAP financial measures used by other companies.
The company believes that organic net sales growth, adjusted EBITDA, organic adjusted EBITDA, segment adjusted EBITDA, net debt, net leverage, adjusted net earnings and adjusted diluted per share measures are useful as supplements to its GAAP results of operations to evaluate certain aspects of its operations and financial performance, and its management team primarily focuses on non-GAAP items in evaluating performance for business planning purposes. The company also believes that these measures assist it with comparing its performance between various reporting periods on a consistent basis, as these measures remove from operating results the impact of items that, in its opinion, do not reflect its core operating performance including, for example, intangibles amortization expense, impairment charges, restructuring expenses, and other charges which management considers to be outside core operating results.
The company believes that free cash flow is an important measure of operating performance because it provides management and investors with a measure of cash generated from operations that is available for mandatory payment obligations and investment opportunities, such as funding acquisitions, repaying debt and repurchasing our common stock.
The company believes that its presentation of these non-GAAP financial measures is useful because it provides investors and securities analysts with the same information that Middleby uses internally for purposes of assessing its core operating performance.